UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

               ___________________________________

                           FORM 8-K

       Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):

                          June 15, 2007


			HARRIS & HARRIS GROUP, INC.
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        (Exact name of registrant as specified in its charter)



	New York	        0-11576		      13-3119827
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(State or other  	  (Commission File Number)    (I.R.S. Employer
jurisdiction of 				      Identification No.)
incorporation)


                           111 West 57th Street
			New York, New York  10019
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 (Address of principal executive offices and zip code)


	Registrant's telephone number, including area code: (212) 582-0900


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Item 8.01.  Other Events.

Harris & Harris Group, Inc., announced that in connection with a proposed public offering of shares of common stock directly to institutional investors, it determined that its net asset value per share as of June 14, 2007, was $5.28. The offering will be made pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission.

A copy of the Company's press release issued June 15, 2007, is furnished as
Exhibit 99 to this Form 8-K and is incorporated by reference into this Item
8.01.


Item 9.	    Financial Statements and Exhibits

     	    (a)  Not applicable.

	    (b) Not applicable.

	    (c) Exhibits.



Exhibit No.		Description
-----------		-----------

  99			Press Release dated June 15, 2007


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



                                SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:	June 15, 2007			HARRIS & HARRIS GROUP, INC.


					By: /s/ Douglas W. Jamison
					    ----------------------
				     	    Douglas W. Jamison
					    Chief Financial Officer

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



                               EXHIBIT INDEX


Exhibit No.		Description
-----------		-----------

  99			Press Release dated June 15, 2007



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